Exhibit 24.1
WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ David L. Rogers

David L. Rogers

WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ William F. Farley

William F. Farley

WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ Michael J. McCoy

Michael J. McCoy

WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ Bradley K. Johnson

Bradley K. Johnson

WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ R. Ted Weschler

R. Ted Weschler

WILSONS THE LEATHER EXPERTS INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation, does hereby make, constitute, and appoint Michael M. Searles and Peter G. Michielutti, and each or either of them, the undersigned’s true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance or sale under said Corporation’s Amended and Restated 2000 Long Term Incentive Plan, and to file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of June, 2005.

/s/ Peter V. Handal

Peter V. Handal